UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 9, 2008

Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA		94105
(Address of principal executive offices)		(Zip Code)

(415) 278-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(e) On December 9, 2008, the Compensation Committee of the Board of Directors of The Gymboree Corporation (the "Company") approved decreases in the base salary of the Company’s executive officers.  Effective December 15, 2008, the base salaries of the Company’s named executive officers will be paid at adjusted salary rates as follows:

Name	Title	Current 2008 Salary Rate	Adjusted 2008 Salary Rate	Reduction

Matthew K. McCauley	Chief Executive Officer	$750,000	$637,500	15%
Kip M. Garcia	President	$425,000	$374,000	12%
Blair W. Lambert	Chief Operating Officer and Chief Financial Officer	$385,000	$338,800	12%
Marina Armstrong	Senior Vice President, Stores, Human Resources and Play & Music and Secretary	$385,000	$338,800	12%
Lynda G. Gustafson	Vice President, Corporate Controller	$230,000	$207,000	10%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: December 15, 2008	By:	/s/ BLAIR W. LAMBERT
Name: Blair W. Lambert Title: Chief Operating Officer and Chief Financial Officer